SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                       September 30, 1997

                      METRIS COMPANIES INC.
      (Exact name of registrant as specified in its charter)


    Delaware                001-12351            41-1849591
   (State of        (Commission File Number)   (IRS Employer
Incorporation)                                Identification No.)


    600 South Highway 169, Suite 1800, St. Louis Park, Minnesota
                              55426
                    (Address of principal executive offices)

                         (612) 525-5020
      (Registrant's telephone number, including area code)










                      METRIS COMPANIES INC.
                   Current Report on Form 8-K


Item 5. Other Events

        On September 30, 1997, Direct Merchants Credit Card Bank, National Association ("Direct Merchants Bank"), a subsidiary of the Company, purchased a $317 million credit card portfolio consisting of approximately 260,000 accounts from KeyBank USA, National Association, of which approximately 197,000 accounts are active accounts. The Company financed the acquired portfolio through a third party commercial paper conduit and through borrowings under its Revolving Credit Facility. The acquisition will be reflected in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.



                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRIS COMPANIES INC.



                                     By  /s/Robert W. Oberrender
                                         Senior Vice President,
                                         Chief Financial Officer



Dated:  October 15, 1997